UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________
FORM 8-K/A
(Amendment No.1)
_____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 24, 2022
HALOZYME THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
________________________
Commission File Number 001-32335

Delaware	88-0488686
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

11388 Sorrento Valley Road	92121
San Diego	(Zip Code)
California
(Address of principal executive offices)
(858) 794-8889
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	HALO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ( §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ( §240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On May 24, 2022, Halozyme Therapeutics, Inc., a Delaware corporation (“Halozyme”), filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Initial Form 8-K”) disclosing that, on May 24, 2022, pursuant to an Agreement and Plan of Merger with Antares Pharma, Inc., a Delaware corporation (“Antares”), and Atlas Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Halozyme (“Merger Sub”), Merger Sub merged with and into Antares, with Antares continuing as the surviving corporation and a wholly owned subsidiary of Halozyme.
In the Initial Form 8-K, Halozyme stated its intention to file the historical financial statements of Antares and the pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K not later than 71 calendar days after the date that the Initial Form 8-K was required to be filed with the SEC. Pursuant to the instructions to Item 9.01 of Form 8-K, this Amendment No. 1 to Current Report on Form 8-K/A amends the Initial Form 8-K in order to provide the required financial information.
The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only. It does not purport to represent the actual results of operations that Halozyme and Antares would have achieved had Halozyme held the assets of Antares during the periods presented in the pro forma financial information. Moreover, it does not represent or purport to represent the future results of operations that Halozyme may achieve after the acquisition.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired
The historical audited consolidated balance sheets of Antares as of December 31, 2021 and December 31, 2020 and the related audited consolidated statements of operations, comprehensive income (loss), stockholders’ equity and cash flows for the years ended December 31, 2021, December 31, 2020 and December 31, 2019, and the notes related thereto, are included as Exhibit 99.2 hereto and incorporated by reference into this Item 9.01(a).
The unaudited condensed consolidated financial statements of Antares as of March 31, 2022 and for the three months ended March 31, 2022 and March 31, 2021 and the related notes thereto, are included as Exhibit 99.3 hereto and incorporated by reference into this Item 9.01(a).
(b) Pro Forma Financial Information
The unaudited pro forma condensed combined balance sheet as of March 31, 2022, the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2022, the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021, and the related notes thereto, are included as Exhibit 99.4 hereto and incorporated by reference into this Item 9.01(b).
(d) Exhibits

Exhibit No.	Description

23.1	Consent of KPMG LLP, independent registered public accounting firm for Antares
99.2
The historical audited consolidated balance sheets of Antares as of December 31, 2021 and December 31, 2020 and the related audited consolidated statements of operations, comprehensive income (loss), stockholders’ equity and cash flows for the years ended December 31, 2021, December 31, 2020 and December 31, 2019, and the notes related thereto (incorporated by reference to Antares’ Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 3, 2022).

99.3
The unaudited condensed consolidated financial statements of Antares as of March 31, 2022 and for the three months ended March 31, 2022 and March 31, 2021 and the related notes thereto (incorporated by reference to Antares’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, as filed with the SEC on May 10, 2022).

99.4
The unaudited pro forma condensed combined balance sheet as of March 31, 2022, the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2022, the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021 and the related notes thereto.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALOZYME THERAPEUTICS, INC.

August 9, 2022	By:	/s/ Nicole LaBrosse

	Name:	Nicole LaBrosse
	Title:	Senior Vice President, Chief Financial Officer